UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Stone Harbor Emerging Markets Income Fund

Stone Harbor Emerging Markets Total Income Fund

Attn: Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STONE HARBOR EMERGING MARKETS INCOME FUND (“EDF”)
STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND (“EDI”)
(Each a “Fund,” and collectively, the “Funds”)
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 27, 2022
To the Shareholders of the Funds:
Notice is hereby given that the Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held as a telephone conference call meeting at which no one will be allowed to attend in person, on January 27, 2022 at 3:00 p.m. Eastern Time, for purposes of approving certain proposals related to the Funds necessary in connection with the anticipated acquisition of Stone Harbor Investment Partners LP (“Stone Harbor”), the Funds’ investment adviser, by Virtus Partners, Inc., a subsidiary of Virtus Investment Partners, Inc. (“Virtus”).
On June 28, 2021, Virtus announced that it had entered into a definitive agreement to acquire Stone Harbor, subject to various conditions (the “Acquisition”). The closing of the Acquisition is expected to result in the termination of the investment advisory agreements between each of the Funds and Stone Harbor pursuant to the agreements’ terms. Under the terms of the Acquisition, among other matters, it is proposed that an indirect wholly-owned subsidiary of Virtus, Virtus Alternative Investment Advisers, Inc. (“VAIA”), become the investment adviser to the Funds and that Stone Harbor1 become the subadviser to the Funds. VAIA would be responsible for overseeing Stone Harbor as the Funds’ subadviser, including the portfolio management team for each Fund. However, no portfolio management changes are proposed or expected in connection with the Acquisition.
The specific matters on which you will be asked to vote, all of which are discussed in more detail in the accompanying Proxy Statement (the “Proposals”), are as follows:
1.
To be voted on by Shareholders of each Fund, voting separately by each such Fund:   Election of twelve (12) Trustees for the Fund;

2.
To be voted on by Shareholders of each Fund, voting separately by each such Fund:   Approval of a new investment advisory agreement between the Fund and VAIA;

3.
To be voted on by Shareholders of each Fund, voting separately by each such Fund:   Approval of a new Subadvisory Agreement by and among VAIA, Stone Harbor and the Fund; and

4.
The transaction of such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund, including trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of VAIA (the “Independent Trustees”), are asking you to approve these Proposals for your respective Fund(s).
Stone Harbor’s portfolio managers will continue to manage the Funds’ investment strategies in a subadvisory capacity as described above, providing continuity of portfolio management for Shareholders, subject to VAIA’s oversight as investment adviser. Investment advisory fees for the Funds will not be affected by the Acquisition, and VAIA will establish expense limitation agreements, as described in the attached, that will be in effect for a period of two years following the Acquisition and that are intended to ensure that expenses for each Fund during that period are no higher than they were in the period preceding the Acquisition.

1
Following the Acquisition, Stone Harbor is expected to merge with and into an indirect wholly-owned subsidiary of Virtus to be known as Virtus Fixed Income Advisers, LLC (“VFIA”), and thereafter is expected to function as a division of that entity. Throughout these materials, references to Stone Harbor after the Acquisition are intended to indicate either Stone Harbor Investment Partners LP or the Stone Harbor division of VFIA, as appropriate.

Shareholders are NOT being asked to vote on the Acquisition. Rather, Shareholders are being asked to vote on the Proposals, listed above, that are being presented to them as a result of the Acquisition. The consummation of each of Proposals 1 through 3 is contingent on the closing of the Acquisition. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another, meaning that Shareholders must approve both the investment advisory and subadvisory agreements for a Fund in order for either agreement to take effect. Furthermore, if the Shareholders of one or both Funds do not approve these Proposals, but, as is contemplated, Stone Harbor and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreement of the affected Fund(s) pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Fund(s) for which the votes failed to ensure continued management of that(those) Fund(s). As discussed in more detail under Proposals 2 and 3 below, upon the Acquisition, which is expected to occur near year-end 2021, following receipt of necessary regulatory approvals and the satisfaction of any other conditions to closing, the existing investment advisory agreement for each Fund will terminate, and an interim advisory agreement between the relevant Fund and Stone Harbor will continue in force for a period of up to 150 days. The fees payable under each interim advisory agreement are paid to an interest bearing escrow account, which will be released if the respective shareholders vote in favor of Proposals 2 and 3.
The close of business on November 5, 2021, has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.
Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting the Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on January 20, 2022, and provide your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting.
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Boards of Trustees of: Stone Harbor Emerging Markets Income Fund Stone Harbor Emerging Markets Total Income Fund
/s/ Peter J. Wilby Peter J. Wilby President
November 17, 2021

STONE HARBOR EMERGING MARKETS INCOME FUND (EDF)
STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND (EDI)
(Each a “Fund” and collectively, the “Funds”)
JOINT SPECIAL MEETING OF SHAREHOLDERS
JANUARY 27, 2022
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Funds (each a “Board” and together, the “Boards”) for use at the Joint Special Meeting of Shareholders of the Funds (the “Meeting”) to be held as a telephone conference call meeting at which no one will be allowed to attend in person, on January 27, 2022 at 3:00 p.m. Eastern Time, and at any adjournments thereof.
On June 28, 2021, Virtus Investment Partners, Inc. (“Virtus”) announced that Virtus Partners, Inc., a subsidiary of Virtus, had entered into a definitive agreement to acquire Stone Harbor Investment Partners LP (“Stone Harbor”), subject to various conditions (the “Acquisition”). The closing of the Acquisition is expected to result in the termination of the investment advisory agreements between the Funds and Stone Harbor pursuant to applicable law. In connection with the Acquisition, the Boards have considered an arrangement pursuant to which: (i) twelve (12) new Trustees will take office for each Fund, (ii) Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), a wholly-owned indirect subsidiary of Virtus, will serve as the new investment adviser to the Funds, and (iii) Stone Harbor will serve as the subadviser to the Funds. Following the Acquisition and in connection with implementing the proposals described herein, if approved, it is also expected that a subsidiary of Virtus will become administrator for each Fund. Investment advisory fee rates for the Funds will be maintained at current levels, expenses will be subject to an expense limitation arrangement for a period of two years following the Acquisition such that certain expenses for each Fund during that period will be no higher than they were in the period preceding the Acquisition as further described in this proxy statement, and no changes to the portfolio management teams, investment objectives, investment strategies or investment processes will occur as a result of the Acquisition or the proposals described herein (each, a “Proposal” and together, the “Proposals”). See Appendix B to this Proxy Statement for more information regarding the effect of the Proposals on each Fund’s fees and expenses, and see Appendix D to this Proxy Statement for the form of expense limitation agreement.
Shareholders are NOT being asked to vote on the Acquisition. Rather, Shareholders are being asked to vote on the Proposals, listed above, that are being presented to them as a result of the Acquisition. The consummation of each of Proposals 1 through 3 is contingent on the closing of the Acquisition. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another, meaning that Shareholders must approve both the investment advisory and subadvisory agreements for a Fund in order for either agreement to take effect. Furthermore, if the Shareholders of one or both Funds do not approve these Proposals, but, as is contemplated, Stone Harbor and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreement of the affected Fund(s) pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Fund(s) for which the votes failed to ensure continued management of that(those) Fund(s). As discussed in more detail under Proposals 2 and 3 below, upon the Acquisition, which is expected to occur near year-end 2021, following receipt of necessary regulatory approvals and the satisfaction of any other conditions to closing, the existing investment advisory agreement for each Fund will terminate, and an interim advisory agreement between the relevant Fund and Stone Harbor will continue in force for a period of up to 150 days. The fees payable under each interim advisory agreement are paid to an interest bearing escrow account, which will be released if the respective shareholders vote in favor of Proposals 2 and 3.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Special Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of the Funds as of November 5, 2021 (the “Record Date”), wishing to participate in the Joint Special Meeting telephonically may do so by emailing the Fund’s proxy solicitor, Di Costa Partners LLC (“DCP”) at meetinginfo@dicostapartners.com no later than

2:00 p.m., Eastern Time on January 20, 2022 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Special Meeting, please call DCP toll-free at (888) 498-2627.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on January 20, 2022 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Joint Special Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Special Meeting.
This Proxy Statement and the accompanying materials were mailed to shareholders on or about November 25, 2021.
Solicitation of Proxies
The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about November 25, 2021, of the Notice of Joint Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and by officers, employees and agents of, the firm retained to assist in the solicitation of proxies, Di Costa Partners LLC (“DCP”), the Funds’ transfer agent, the Funds’ transfer agent and administator, ALPS Fund Services, Inc. (“ALPS”), Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Adviser”), the Funds’ investment adviser, or by affiliates of DCP ALPS and Stone Harbor. The Funds have engaged DCP to assist in the tabulation of proxies, and to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. Under the terms of the engagement, DCP will be providing a web site for the dissemination of these proxy materials and tabulation services. The expenses incurred in connection with solicitation of proxies as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) are anticipated to be approximately $125,000 and will be borne by Virtus and Stone Harbor and not by the Funds.
EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE APPLICABLE FUND AT 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203, BY CALLING 1-866-390-3910, OR VIA THE INTERNET AT WWW.SHIPLPCEF.COM.
If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the proposals identified herein, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to be received by the applicable Fund at c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, with no notice to shareholders other than announcement at the Meeting. A shareholder vote may be taken on the proposals described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for a proposal will require the affirmative vote of a majority of those Common Shares present at the Meeting or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the applicable proposal in favor of such adjournment and will vote those proxies which “withheld authority” with respect to each nominee or are “AGAINST” the applicable proposal against such adjournment.
The close of business on November 5, 2021, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.
Each Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the following number of Common Shares were outstanding for each Fund:
Fund	Common Shares Outstanding
Stone Harbor Emerging Markets Income Fund	16,843,897
Stone Harbor Emerging Markets Total Income Fund	9,936,126
PROPOSAL 1
ELECTION OF NOMINEES
TO EACH FUND’S BOARD OF TRUSTEES
In connection with the Acquisition, it is proposed that at the Meeting the twelve nominees described herein (the “Nominees”) be elected to the Board of each Fund (the “Post-Acquisition Board”). The Boards propose that the Nominees, each of whom currently serves as a director/trustee on the boards of the Virtus-Advised Funds (as defined below), be newly elected as Trustees of the Funds. The current Boards considered representations from Virtus and Stone Harbor that acquisition of Stone Harbor by Virtus and the election of the Post-Acquisition Board was not expected to result in changes to the investment personnel managing the Funds or the Funds’ investment objectives or strategies. The current Boards also considered the benefits to the Funds of the Boards being comprised of nominees that currently serve on the boards of directors/trustees for certain Virtus-Advised Funds (as defined below). Among the anticipated benefits, the current Boards considered the familiarity of the Nominees with the investment and organizational philosophies, capabilities, personnel and ethics of Virtus and its subsidiary companies. Accordingly, the Boards considered the attendant benefits to the Funds of having the Post-Acquisition Board comprised of Nominees with prior experience overseeing funds advised and serviced by Virtus affiliates and the other service providers to the Virtus-Advised Funds, as well as the likelihood of enhanced operation efficiency of the Boards after the Acquisition given this experience. The Boards also considered representations from Virtus, as presented, that the Nominees include individuals with extensive experience overseeing fixed income strategies, as well as experience overseeing strategies which invest in emerging markets. The Boards noted that Virtus operates a multi-manager asset management business, comprising numerous open-end and closed-end funds for which Virtus subsidiary companies provide investment advisory services (each fund a “Virtus-Advised Fund and collectively, the “Virtus-Advised Funds”) and that each have their own investment process and brand. The Boards also considered representations from Virtus, as presented, and Stone Harbor regarding the expected administrative and cost efficiencies of a unified, integrated Post-Acquisition Board responsible for overseeing the Virtus-Advised Funds, including the Funds. The Boards also considered the reorganization of Stone Harbor’s open-end funds into Virtus-sponsored funds with a similar management and board structure and the benefits of consistency between the Funds’ and the open-end funds’ governance and management arrangements. The Boards noted the foregoing factors, among others, as consistent with good governance and that the election of the proposed Nominees was not likely to adversely affect the Funds.
Lastly, the Boards considered that each Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire, and Shareholders will have the opportunity to vote on election of the Trustees for that class.
Election of Nominees
In consideration of the various foregoing considerations, the current Boards have determined that, if the proposed investment advisory agreements and subadvisory agreements are approved by Shareholders and entered into by the Funds, it would be in the best interests of the Funds and their Shareholders if the Post-Acquisition Board for each Fund were comprised of the Nominees.
Accordingly, the Boards now propose that the following persons be newly elected as Trustees of the Funds: George R. Aylward; Donald C. Burke; Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; Sidney E. Harris; John R. Mallin; Connie D. McDaniel; Philip R. McLoughlin; Geraldine M. McNamara; Keith R. Walton; and Brian T. Zino. Eleven of the Nominees, as indicated in the tables below, are not expected to be “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”), and one of the Nominees, as indicated in the tables below, is expected to be an “interested person” (defined as noted above) (the “Interested Nominee”).
At a meeting held by videoconference on August 3, 2021, the current Nominating Committee of each Board, the only members of which are Independent Trustees, nominated each of the Nominees to stand for election by Shareholders, and each Board unanimously determined to propose such Nominees, who are described below, for election by Shareholders at the Meeting. Each of the Nominees was recommended for consideration by the current Nominating Committee by Stone Harbor, the Funds’ investment adviser, in contemplation of the Acquisition.
Information about Nominees
Information about the Nominees is presented below. None of the Nominees currently serve or oversee either Fund, but each serves as a Trustee of the Virtus-Advised Funds. The address of each individual, unless otherwise noted, is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 99 Portfolios	EDF: Class II (2022) EDI: Class II (2024)	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2019 103 Portfolios	EDF: Class II (2022) EDI: Class II (2024)	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
		Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2014 103 Portfolios	EDF: Class I (2024) EDI: Class I (2023)	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
		Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); and Principal, LaLoop LLC, a retail accessories company (1999 to 2014).	2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2013), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (12 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2006 103 Portfolios	EDF: Class III (2023) EDI: Class III (2022)	Owner/Operator (since 1998), Drummond Ranch; formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
		2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMI Health Plans (benefits administration).	Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (12 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2021 96 Portfolios	EDF: Class III (2023) EDI: Class III (2022)	Private Investor (since 2021); Professor and Dean Emeritus (2015 to 2021), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Mallin, John R. YOB: 1950 Served Since: 2021 96 Portfolios	EDF: Class I (2024) EDI: Class I (2023)	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (55 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 96 Portfolios	EDF: Class II (2022) EDI: Class II (2024)	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (55 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 106 Portfolios	EDF: Class III (2023) EDI: Class III (2022)	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Advisory Board Member (since 2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 99 Portfolios	EDF: Class III (2023) EDI: Class III (2022)	Retired.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (55 portfolios).

Independent Nominees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith YOB: 1964 Served Since: 2021 96 Portfolios	EDF: Class I (2024) EDI: Class I (2023)	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners.	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 103 Portfolios	EDF: Class II (2022) EDI: Class II (2024)	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Nominee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Class and Expiration of Term if Elected	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 108 Portfolios	EDF: Class I (2024) EDI: Class I (2023)	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee (since 2021), The Merger Fund®; Trustee (since 2021), The Merger Fund® VL; Trustee (since 2021), Virtus Event Opportunities Trust (2 portfolios); Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*
Mr. Aylward would be an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of VAIA, and various positions with its affiliates, including VAIA.

Each Nominee would be elected to hold office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires or is disqualified or removed from office.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
Nominee and Trustee Qualifications
Each Board has determined that each Nominee should serve as a Trustee based on several factors (none of which alone is decisive). All of the Nominees serve on a board of the Virtus-Advised Funds, and all of the Nominees are familiar with the oversight of Virtus-Advised Funds and their service provider arrangements, including the use of a manager-of-managers structure. Among the factors the Boards considered when concluding that an individual should serve on the Post-Acquisition Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) information they received regarding the individual’s ability to work effectively with the other Nominees; (iii) the individual’s prior experience serving on the boards of registered investment companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Post-Acquisition Board. The following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Boards’ conclusion that an individual should serve on the Post-Acquisition Board. References to qualifications, experiences and skills are not intended to hold out the Post-Acquisition Board or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Post-Acquisition Board by reason thereof.
Interested Nominee
George R. Aylward — Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, VP Distributors, LLC, and Virtus Fund Services, LLC, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Independent Nominees
Donald C. Burke — Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006-2009) and Merrill Lynch Investment Managers (1990-2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Sarah E. Cogan — Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the independent trustees of various investment companies, including certain Virtus-Advised Funds prior to the time they moved to the Virtus complex, and to various asset management firms. She is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is a past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sidney E. Harris — Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Until recently, Dr. Harris was a Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (IUGB) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019), and as a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
John R. Mallin — Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Connie D. McDaniel — Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019) and currently serves as a Director of Global Payments Inc. She served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011. Ms. McDaniel is also a director/ trustee of open-end and closed-end funds managed by Virtus affiliates.
Philip R. McLoughlin — Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara — Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
R. Keith Walton — Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Brian T. Zino — Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to various boards and their committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1982 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.
Current Trustees
The table below sets forth the names and years of birth of the current Trustees, the year each was first elected or appointed to office with respect to the Funds, if applicable, their term of office, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee/Nominee and other directorships of public companies held by each Trustee. The business address of each Trustee of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019. Each Trustee holds office until the expiration of the term of the relevant class and the election and qualification of his successor, or until his earlier death, resignation, retirement, disqualification or removal from office. After the election and seating of all Nominees, the current Trustees would no longer serve as Trustees of the Funds.

INTERESTED TRUSTEE
Name, Year of Birth and Class	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee3	Other Directorships Held by Trustee
Peter J. Wilby4 Birth Year: 1958 EDF: Class I EDI: Class I	Chairman of the Board; Trustee	Trustee: EDF: Since 2020 EDI: Since 2020 Term Scheduled to Expire: EDF: 2024 EDI: 2023	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	8	Stone Harbor Investment Funds
INDEPENDENT TRUSTEES
Name, Year of Birth and Class	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott Birth Year: 1942 EDF: Class I EDI: Class I	Chairman of the Audit Committee; Trustee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Scheduled to Expire: EDF: 2024 EDI: 2023	Columbia University – Associate Professor, 2000-2017; Consultant, 1991-Present.	8	Stone Harbor Investment Funds, Grosvenor Registered Multi-Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, NB Private Markets Funds (2 funds) and NB Crossroads Private Markets Funds (4 funds)

3
The term “Fund Complex” as used in this table includes the Funds and the following registered investment companies in addition to the Funds: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund.

4
Mr. Wilby is considered an interested person of the Funds (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

INDEPENDENT TRUSTEES
Name, Year of Birth and Class	Position(s) Held with the Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Heath B. McLendon Birth Year: 1933 EDF: Class II EDI: Class II	Trustee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Scheduled to Expire: EDF: 2022 EDI: 2024	Retired.	8	Stone Harbor Investment Funds
Patrick Sheehan Birth Year: 1947 EDF: Class III EDI: Class III	Trustee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Scheduled to Expire: EDF: 2023 EDI: 2022	Retired.	8	Stone Harbor Investment Funds
Glenn Marchak Birth Year: 1956 EDF: Class II EDI: Class II	Trustee	Trustee: EDF: Since 2015 EDI: Since 2015 Term Scheduled to Expire: EDF: 2022 EDI: 2024	Consultant and Private Investor.	8	Stone Harbor Investment Funds, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca Birth Year: 1956 EDF: Class III EDI: Class III	Trustee	Trustee: EDF: Since 2016 EDI: Since 2016 Term Scheduled to Expire: EDF: 2023 EDI: 2022	Trustee, Frost Family of Funds (2019 – Present); Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011 – Present).	8	Stone Harbor Investment Funds, The Advisors’ Inner Circle Fund (43 funds), The Advisors’ Inner Circle Fund II (18 funds), Bishop Street Funds (2 funds) and Frost Family of Funds (5 funds)
Current and Anticipated Board Leadership Structures
As noted above, the Boards are recommending the election of twelve (12) Nominees to serve as Trustees of the Funds after the Acquisition. Shareholder approval of the foregoing Proposal is expected to lead to changes in the leadership structure of the Boards. While any such changes would be implemented after the Acquisition, the Boards anticipate the new leadership structure to be identical to what the existing Virtus-Advised Funds currently have in place, subject to approval by the Post-Acquisition Board. In order to provide a helpful point of comparison, provided below are the current leadership structures of the Boards and the anticipated structure of the Post-Acquisition Board, subject to approval by the Post-Acquisition Board.
Current Board Leadership Structure
The Boards of the Funds consist of six Trustees, five of whom are Independent Trustees. The Chairman of the Board, Peter J. Wilby, is a controlling person of Stone Harbor and is employed by Stone Harbor as a portfolio manager for various investment vehicles advised or sponsored by Stone Harbor. Mr. Wilby is an interested Trustee (“Interested Trustee”) because of his position with Stone Harbor. The Trustees meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Boards each also have an Audit Committee and a Nominating Committee, each of which is composed exclusively of all of the Independent Trustees.
Neither Fund has a lead Independent Trustee. However, because much of each Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit and Nominating Committees, each Trustee participates in the full range of the Boards’ oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Boards, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.
The Boards periodically review their leadership structure, including the role of the Chairman. The Boards also complete an annual self-assessment during which they review their leadership and committee structure and consider whether the structure remains appropriate in light of the Funds’ current operations. Each Board believes that its leadership structure, including having an Interested Trustee as Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) Stone Harbor’s role in the operation of each Fund’s business; (ii) the fact that the Independent Trustees are represented by counsel independent of Stone Harbor; (iii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iv) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of each Fund; and (v) Mr. Wilby’s additional role with Stone Harbor, which enhances the Board’s understanding of the operations of Stone Harbor and of each Fund.
Risk Management
The Boards’ role is one of oversight, rather than active management. This oversight extends to each Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, currently Stone Harbor is primarily responsible for management of each Fund’s investment risks. The Boards have not established a formal risk oversight committee. However, much of the regular work of each Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing each Fund, including those involving conflicts of interest, how management identifies and monitors these risks on an ongoing basis, how management develops and implements controls to mitigate these risks, and how management tests the effectiveness of those controls.
In the course of providing that oversight, the Boards receive a wide range of reports on each Fund’s activities from Stone Harbor and the Funds’ administrator, including regarding each Fund’s investment portfolio, the compliance of each Fund with applicable laws, and each Fund’s financial accounting and reporting. The Boards also meet quarterly with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and each Fund’s internal compliance policies and procedures and meet with the Funds’ Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report. The Boards also meet periodically with the Funds’ portfolio managers to receive reports regarding the management of the Fund, including its investment risks.
Audit Committee
Each Audit Committee’s primary purposes, in accordance with its written charter, are to assist the respective Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each Fund, the qualifications and independence of each Fund’s independent registered public accounting firm and each Fund’s compliance with legal and regulatory requirements relating to the Fund’s Financial Reporting and internal controls. The Audit Committee reviews the scope of each Fund’s audits and receives information about each Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of each Fund for their approval, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to Stone Harbor and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting and makes a determination about whether the provision of the foregoing services is compatible with maintaining the independence of each Fund’s independent registered public accountant.
The Audit Committees are also required to prepare an audit committee report to be included in the Funds’ annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. It is the responsibility of the Funds’ service providers to maintain appropriate systems for accounting and internal control, and the Funds’ independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Funds’ independent registered public accounting firm is ultimately accountable to the Funds’ Boards of Trustees and Audit Committees, as representatives of each Fund’s shareholders. The Funds’ independent registered public accounting firm reports directly to the Audit Committees.
The Audit Committees act in accordance with the Audit Committee charter (the “Charter”) that was most recently reviewed and approved by the Funds’ Boards of Trustees on April 22, 2021. The Charter is available at the Funds’ website, www.shiplpcef.com. Mr. Brott has been appointed as Chair of the Audit Committees. Each Audit Committee’s members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon, Patrick Sheehan, Glenn Marchak and Bruce Speca.
The Audit Committee of the Board of each Fund met four times during the Funds’ fiscal year ended November 30, 2020. Based on the findings of the Audit Committees, the Boards have determined that Mr. Brott is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and has accounting or related financial management expertise as required by the New York Stock Exchange (the “NYSE”) Listing Standards.
Nominating Committee
Each Fund’s Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. Each Nominating Committee’s members, all of whom are Independent Trustees, are: Alan Brott, Heath B. McLendon, Patrick Sheehan, Glenn Marchak and Bruce Speca. Each Nominating Committee of the Boards of each Fund met twice during the Funds’ fiscal year ended November 30, 2020. Each Nominating Committee acts in accordance with its written charter, which is available at the Funds’ website, www.shiplpcef.com.
Each Nominating Committee shall have the following duties and powers: (i) to evaluate and recommend all candidates for election or appointment as members of the Board, (ii) to recommend the appointment of members and chairs of each committee, and (iii) to review policy matters affecting the operation of the Board and committees and make such recommendations to the Board as deemed appropriate by the Nominating Committee. In identifying potential nominees for the Board, each Nominating Committee may consider candidates recommended by one or more of the following sources: (i) a Fund’s current Trustees, (ii) a Fund’s officers, (iii) Stone Harbor, (iv) a Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate.
Although each Nominating Committee does not have a formal policy with regard to consideration of diversity in identifying Trustee candidates, a Nominating Committee may consider whether a potential candidate’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. Each Nominating Committee may, but is not required to, retain a third party search firm at the expense of a Fund to identify potential candidates. Each Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders wishing to nominate a candidate for the Board must follow the procedures, abide by the timelines, submit the information and otherwise follow the requirements set forth in the Funds’ Bylaws and the charter of the Nominating Committee.

Compensation Committee
The Funds do not have a compensation committee. Due to the small size of the Boards, the fact that much of each Board’s work is done at the Board (rather than the committee) level, that the Funds’ officers are paid by their respective employers and not by the Funds, and that the Independent Trustees review compensation arrangements for the Independent Trustees and submit their recommendations to the full Boards of Trustees, the Boards believe that it is appropriate not to have a separate compensation committee.
Other Board Related Matters
The Funds do not require Trustees to attend the Annual Meeting of Shareholders.
Anticipated Board Leadership Structure
It is expected that the post-Acquisition leadership structures and philosophies of the Post-Acquisition Board will align with the structures and philosophies of other Virtus-Advised Funds and their boards, subject to the Post-Acquisition Board’s approval. The expected chair of the Post-Acquisition Board is expected to remain the same as is currently in place for the other Virtus- Advised Funds. Therefore, if the Nominees are elected and take office as Trustees, it is anticipated that the Post-Acquisition Board will consist of twelve Trustees, eleven of whom are anticipated to be Independent Trustees and one of whom is anticipated to be an Interested Trustee. The boards of other Virtus-Advised Funds meet regularly five times per year, and it is anticipated that the Post-Acquisition Board will do the same and hold special meetings either in person (including, during the COVID-19 pandemic, via videoconference) or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, it is anticipated that the Post-Acquisition Board will establish several standing committees to assist the Post-Acquisition Board in performing its oversight responsibilities, and that each such committee will appoint a chairperson. It is anticipated that the Post-Acquisition Board will also designate working groups or ad hoc committees, as appropriate.
It is expected that the Post-Acquisition Board will establish the following four committees: the audit committee, the executive committee, the compliance committee and the governance and nominating committee.
It is expected that the Post-Acquisition Board will appoint an Independent Trustee to serve in the role of chairman. The chairman’s primary role is expected to be to participate in the preparation of the agenda for meetings of the Post-Acquisition Board and the identification of information to be presented to the Post-Acquisition Board with respect to matters to be acted upon. The chairman is also expected to preside at all meetings of the Post-Acquisition Board and between meetings generally would act as a liaison with the Funds’ service providers, officers, legal counsel, and the other Trustees. It is anticipated that the chairman will also perform such other functions as may be requested by the Post-Acquisition Board from time to time. Except for any duties specified herein or pursuant to the Declarations of Trust or Bylaws, or as assigned by the Post-Acquisition Board, it is expected that the designation of chairman will not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Post-Acquisition Board, generally.
The proposed post-Acquisition leadership structure, including a supermajority of Independent Trustees, would be appropriate because it would allow the Post-Acquisition Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of the Trustees and the full Post-Acquisition Board in a manner that enhances effective oversight. In addition, the presence of at least one Interested Trustee on the Post-Acquisition Board would bring corporate and financial viewpoints that are crucial elements in any board’s decision-making process as well as transparency regarding the internal operations and decision-making by Virtus affiliates. The leadership structure of the Post-Acquisition Board may be changed at any time and in the discretion of the Post-Acquisition Board, including in response to changes in circumstances or the characteristics of the applicable Fund.
Anticipated Committees of the Boards of Trustees Post-Acquisition
It is expected that the Post-Acquisition Board will align with the standing committee structure approach adopted by other Virtus-Advised Funds and their boards and implemented across the Virtus complex, if and once approved by the Post-Acquisition Board. Certain functions overseen by a particular Committee under the Board’s current governance structure will be overseen by new or different committees, or in some cases, by the full Post-Acquisition Board.
Audit Committee.   The audit committee will be responsible for overseeing the accounting and auditing policies and practices. The audit committee typically reviews the Virtus-Advised Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Virtus-Advised Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations. It is expected that the Post-Acquisition Board’s audit committee will be composed entirely of Independent Trustees. Further, the expected chair of the Post-Acquisition audit committee and the audit committee financial expert is expected to remain the same as are currently in place for the other Virtus-Advised Funds. It is also expected that the Post-Acquisition Board’s audit committee will meet four times during each fiscal year.
Compliance Committee.   The compliance committee is responsible for overseeing the Virtus-Advised Funds’ compliance matters. The compliance committee typically oversees and reviews (1) information provided by the Virtus-Advised Funds’ officers, including the Virtus-Advised Funds’ CCO, the Virtus-Advised Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. It is expected that the Post-Acquisition Board’s compliance committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s compliance committee will meet four times each fiscal year.
Executive Committee.   It is expected that the executive committee will act as a delegate of the Post-Acquisition Board. The executive committee acts on behalf of the Virtus-Advised Funds’ board when they are not in session, subject to limitations as set by the Virtus-Advised Funds’ board. It is expected that the Post-Acquisition Board’s executive committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s executive committee will meet at least once each fiscal year.
Governance and Nominating Committee.   The governance and nominating committee is responsible for developing and maintaining governance principles applicable to the Virtus-Advised Funds it oversees, for nominating individuals to serve as trustees, including as Independent Trustees, and annually evaluating the Virtus-Advised Funds’ board and other committees. It is expected that the Post-Acquisition Board’s governance and nominating committee will be composed entirely of Independent Trustees. It is also expected that the Post-Acquisition Board’s governance and nominating committee will meet four times each fiscal year.
The governance and nominating committee for the Virtus-Advised Funds’ board typically considers candidates for trusteeship and makes recommendations to such board with respect to such candidates. There are typically no specific required qualifications for trusteeship for the Virtus-Advised Funds’ board. The governance and nominating committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an independent trustee.
It is expected that the governance and nominating committee of the Post-Acquisition Board will adopt a policy related to the consideration of trustee nominees recommended by Shareholders. Under such policy, subject to the terms of the applicable Fund’s Bylaws, it is expected that an individual Shareholder or Shareholder group submitting a nomination would be required to hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a Fund, among other qualifications and restrictions. Shareholders or Shareholder groups submitting nominees would be expected to comply with all requirements set forth in such policy for consideration of Trustee nominees recommended by Shareholders and any such submission must be in writing, directed to the attention of the governance and nominating committees of the Post-Acquisition Board in care of the applicable Fund’s secretary, whom it is anticipated will be appointed by the Post-Acquisition Board, and would be expected to include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Anticipated Risk Oversight Post-Acquisition
As a registered management investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Acquisition Board is expected to oversee the management of each Fund’s risk management structure by each Fund’s investment adviser, subadviser, administrator, officers and others. It is anticipated that the responsibility to manage the Funds’ risk management structure on a day-to-day basis will be subsumed within the other responsibilities of these parties.
Subject to consideration and approval by the Post-Acquisition Board, the Post-Acquisition Board will consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Acquisition Board and its committees, and within the context of any ad hoc communications with each Fund’s service providers and officers. It is expected that each Fund’s investment adviser, subadviser, administrator, distributor, officers and legal counsel will prepare regular reports to the Post-Acquisition Board that address certain investment, valuation, compliance and other matters, and it is expected that the Post-Acquisition Board as a whole or its committees will also receive special written reports or presentations on a variety of risk issues at the request of the Post-Acquisition Board, a committee, its chairman or a senior officer.
The Post-Acquisition Board will receive regular written reports describing and analyzing the investment performance of the Funds. In addition, it is anticipated that the portfolio managers of the Funds will meet with the Post-Acquisition Board periodically to discuss portfolio performance and answer the Post-Acquisition Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, it is expected that the Post-Acquisition Board generally would be consulted in advance with respect to such change.
The Post-Acquisition Board will receive regular written reports from each Fund’s Chief Financial Officer that would enable such Post-Acquisition Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports would also include information concerning illiquid securities within the Funds’ portfolios. It is expected that the Post-Acquisition Board and/or its audit committee will also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
The Post-Acquisition Board will also receive regular compliance reports prepared by the compliance staff of VAIA and meet regularly with each Fund’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees of the Post-Acquisition Board will meet regularly in executive session with each Fund’s CCO, and the CCO will prepare and present an annual written compliance report to the Post-Acquisition Board. Each Fund’s CCO, as well as the compliance staff of VAIA, will provide the Post-Acquisition Board with reports on certain examinations of functions and processes within the compliance staff of VAIA that might affect the Funds. It is expected that the Post-Acquisition Board will also adopt compliance policies and procedures for each Fund and approve such procedures for each Fund’s service providers. It is further expected that such compliance policies and procedures will be specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory and subadvisory agreements, it is anticipated that the Post-Acquisition Board will review information provided by VAIA and Stone Harbor relating to their operational capabilities, financial conditions and resources. The Post-Acquisition Board is expected to also discuss particular risks that are not addressed in its regular reports and processes.
The Post-Acquisition Board will review periodically the effectiveness of its oversight of the Funds and the other Virtus-Advised Funds and the processes and controls in place to limit identified risks. The Post-Acquisition Board might, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Executive Officers
The following table provides information about the current executive officers of the Funds, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, the business address of the persons listed below is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019. It is expected that, contingent upon the closing of the Acquisition, none of these officers will remain as officers of the Funds, as the newly elected Boards are expected to appoint officers from the Virtus organization.
Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
James E. Craige 1967	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; since April 2006, Portfolio Manager of Stone Harbor.
Kumaran Damodaran, PhD 1972	Executive Vice President	EDF: Since 2019 EDI: Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since September 2015, Portfolio Manager of Stone Harbor; Prior to joining Stone Harbor, Lead Emerging Markets Macro Portfolio Manager for GLG Partners from 2012 to 2015.
David Griffiths 1964	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since April 2006, Portfolio Manager of Stone Harbor.
David A. Oliver 1959	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since June 2008, Portfolio Manager of Stone Harbor.
William Perry 1962	Executive Vice President	EDF: Since 2012 EDI: Since 2012	Co-portfolio manager of the Funds; since September 2012, Portfolio Manager of Stone Harbor.
Stuart Sclater-Booth 1969	Executive Vice President	EDF: Since 2019 EDI: Since 2019	Co-portfolio manager of the Fund; Co-portfolio manager of Emerging Markets Total Income Fund, Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund, Emerging Markets Debt Allocation Fund and Emerging Markets Debt Blend Fund; Since June 2014, Portfolio Manager of Stone Harbor.
David Scott 1961	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Funds; since April 2006, Portfolio Manager of Stone Harbor.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	EDF: Since 2014 EDI: Since 2014	Since February 2008, Controller of Stone Harbor.

Name and Year of Birth(1)	Position(s) Held with the Funds	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	EDF: Since 2010 EDI: Since 2012	Since April 2006, General Counsel of Stone Harbor.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	EDF: Since 2010 EDI: Since 2012	Since April 2006, Chief Compliance Officer of Stone Harbor.
Amanda Suss 1969	Treasurer	EDF: Since 2014 EDI: Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor.
Erich Rettinger 1985	Assistant Treasurer	EDF: Since 2016 EDI: Since 2016	Fund Controller, ALPS, since 2013.

(1)
The business address of each Trustee and Officer of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

(2)
Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Beneficial Ownership of Common Shares Held in each Fund and in all Funds in the Family of Investment Companies for Each Trustee and Nominee for Election as Trustee
The following table shows the ownership as of September 30, 2021 of Common Shares of each Fund by each Trustee and each Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of September 30, 2021. The Nominees did not hold any equity securities in the Funds as of the date listed.
Trustees and Executive Officers
Name & Address(1)	EDF	EDI
Alan Brott	2,338	2,083
Heath B. McLendon	5,599	3,554
Patrick Sheehan	3,231	0
Glenn Marchak	0	0
Bruce Speca	0	0
Peter J. Wilby*	63,281	48,726
Thomas M. Reynolds*	0	0
All Trustees and Executive Officers as a group	74,449	54,363

*
Mr. Wilby is an Interested Trustee and the Principal Executive Officer of each Fund. Mr. Reynolds is the Principal Financial Officer of each Fund.

(1)
The business address for each Trustee and officer of each Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

Set forth in the table below is the dollar range of equity securities held in the Funds and on an aggregate basis for all funds overseen in the Family of Investment Companies (as defined below) overseen by each Trustee. The Nominees did not hold any equity securities in the Funds as of the date listed.

	Dollar Range(1) of Equity Securities Held in:		Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies(3)
Name of Trustee/Nominee	Stone Harbor Emerging Markets Income Fund(2)	Stone Harbor Emerging Markets Total Income Fund(2)
Alan Brott	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Heath B. McLendon	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Patrick Sheehan	$10,001 – $50,000	$0	$10,001 – $50,000
Glenn Marchak	$0	$0	$0
Bruce Speca	$0	$0	$0
Peter J. Wilby	Over $100,000	Over $100,000	Over $100,000

(1)
This information is disclosed as of October 26, 2021. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)
Ownership amount constitutes less than 1% of the total Common Shares outstanding.

(3)
The term “Family of Investment Companies” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund.

Trustee Transactions with Fund Affiliates
As of September 30, 2021, none of the Trustees who are not “interested persons”, as defined in the 1940 Act (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Stone Harbor, or an affiliate or person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with Stone Harbor. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in Stone Harbor or any of its affiliates. In addition, since June 1, 2018, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of similar transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Stone Harbor or any affiliate of Stone Harbor was a party.
Trustee Compensation
The following table sets forth certain information regarding the compensation of the Trustees for each Fund for the periods indicated below. Trustees and officers of the Funds who are employed by Stone Harbor receive no compensation or expense reimbursement from the Funds for performing the duties of their office.
	Aggregate Compensation Paid From EDI for the Fiscal Year Ended November 30, 2020	Aggregate Compensation Paid From EDF for the Fiscal Year Ended November 30, 2020	Total Compensation From the Funds and Fund Complex Paid to Trustees*
Alan Brott	$4,000	$5,894	$89,000
Heath B. McLendon	$3,775	$5,563	$84,000
Patrick Sheehan	$3,775	$5,563	$84,000
Glenn Marchak	$3,775	$5,563	$84,000
Bruce Speca	$3,775	$5,563	$84,000
Peter J. Wilby	$0	$0	$0

*
Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended November 30, 2020. The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund and Stone Harbor Emerging Markets Debt Allocation Fund.

The Stone Harbor Fund Complex pays each Independent Trustee an aggregate fee of $84,000 per year and $250 for each additional meeting (after the four quarterly meetings) of the Board of Trustees in which that Trustee participated. In addition, if an Independent Trustee attends more than eight in-person meetings in any rolling 12-month period, the Independent Trustee will receive $2,500 per in-person meeting starting with the ninth meeting. The Trustees do not currently receive any pension or retirement benefits from the Funds or the Stone Harbor Fund Complex. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as Chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund in the Fund Complex, except that fees for additional meetings may be allocated to specific funds if the additional meetings relate only to such funds. Interested Trustees are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation from a Fund for performing the duties of their office.
During the fiscal year ended November 30, 2020, the Boards of the Funds met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.
Certain Conditions Under the 1940 Act
The Board has been advised that the parties to the Securities Purchase Agreement by and among Stone Harbor and certain of its affiliates and Virtus dated June 25, 2021 (the “Securities Purchase Agreement”) have structured the Acquisition in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Funds currently meets this test and would continue to meet this test after the election of trustees pursuant to Proposal 1. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Securities Purchase Agreement, Virtus has acknowledged Stone Harbor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Acquisition.
Shareholder Communications with the Boards of Trustees
Current Board of Trustees
Shareholders may mail written communications to a Fund’s Board, to committees of such Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 31 West 52nd Street, 16th Floor,

New York, New York 10019. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.
Anticipated Board of Trustees Post-Closing
The Post-Acquisition Board is expected to adopt procedures by which Shareholders may send communications to the Board in care of the applicable Fund’s Secretary, at 101 Munson Street, Greenfield, Massachusetts 01301.
Shareholder and Trustee Indemnification
Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Boards believe that, in view of the above, the risk of personal liability of shareholders of each Fund is remote.
The Declaration of Trust of each Fund provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law.
However, nothing in either Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
REQUIRED VOTE
Stone Harbor Emerging Markets Income Fund
The election of each of the listed Nominees for Trustee of the Stone Harbor Emerging Markets Income Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.
Stone Harbor Emerging Markets Total Income Fund
The election of each of the listed Nominees for Trustee of the Stone Harbor Emerging Markets Total Income Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.
EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.
PROPOSALS 2 AND 3
APPROVAL OF THE PROPOSED
INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS
Introduction
As noted previously, the Board has considered an arrangement pursuant to which VAIA will serve as the new investment adviser to the Funds, and Stone Harbor will continue to manage the Funds’ assets in a subadvisory capacity, upon consummation of the Acquisition. Shareholders of each Fund are now being asked to approve the proposed investment advisory agreement (“Proposed Investment Advisory Agreement”) with VAIA (Proposal 2) and to approve a new Subadvisory Agreement (“Proposed Subadvisory Agreement” and together with the Proposed Investment Advisory Agreement, the “Agreements”) among VAIA, Stone Harbor2 and the applicable Fund (Proposal 3).
The Agreements are being proposed in connection with the Acquisition of Stone Harbor by Virtus. It is proposed that VAIA will become investment adviser to the Funds, and another Virtus affiliate will become administrator of the Funds, while the Funds will continue with the same investment strategies and portfolio management teams through subadvisory relationships with Stone Harbor. As investment adviser, VAIA would be responsible for overseeing the performance of Stone Harbor. Virtus and Stone Harbor believe that this arrangement provides an opportunity for Shareholders to benefit from each company’s strengths in a cohesive manner.
As described above, Shareholders are NOT being asked to vote on the Acquisition. Rather, Shareholders are being asked to vote on the Proposals, listed above, that are being presented to them as a result of the Acquisition. The consummation of each of Proposals 1 through 3 is contingent on the closing of the Acquisition. With respect to each individual Fund, the Proposals for the approval of contracts (Proposals 2 and 3) are contingent on one another, meaning that Shareholders must approve both the investment advisory and subadvisory agreements for a Fund in order for either agreement to take effect. Furthermore, if the Shareholders of one or both Funds do not approve these Proposals, but, as is contemplated, Stone Harbor and Virtus proceed to closing the Acquisition, the closing will result in the termination of the investment advisory agreement of the affected Fund(s) pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Fund(s) for which the votes failed to ensure continued management of that(those) Fund(s). As discussed in more detail under Proposals 2 and 3 below, upon the Acquisition, which is expected to occur near year-end 2021, following receipt of necessary regulatory approvals and the satisfaction of any other conditions to closing, the existing investment advisory agreement for each Fund will terminate, and an interim advisory agreement between the relevant Fund and Stone Harbor will continue in force for a period of up to 150 days. The fees payable under each interim advisory agreement are paid to an interest bearing escrow account, which will be released if the respective shareholders vote in favor of Proposals 2 and 3.
The Boards’ Rationale for Proposal 2 and Proposal 3
The Boards believe that Proposal 2 and Proposal 3 provide an opportunity for the Funds and their shareholders to benefit from the strengths of both Stone Harbor and VAIA. Proposals 2 and 3, together with the employment contracts for Messrs. Wilby, Craige and several other key individuals, are expected to provide for the continuity of the Funds’ portfolio management for a period of at least three (3) years following the Acquisition, while Virtus is expected to bring organizational breadth, depth and operational support to the Funds, and potentially lower costs for certain services. The Boards also considered the reorganization of Stone Harbor’s open-end funds into Virtus-sponsored funds with a similar investment advisory arrangement and the benefits of consistency between the Funds’ and the open-end funds’ advisory arrangements.
The Boards considered Stone Harbor’s representations regarding the increasing operational and portfolio management costs associated with the management of fixed income portfolios generally, and emerging markets in particular, and that Stone Harbor’s ability to manage the Funds would be supported by, and Stone Harbor would be able to share these costs with, Virtus’s larger organization. The Boards believe that the Funds and their shareholders are likely to benefit from Virtus’s well-developed structure, experienced professionals and other resources to provide appropriate levels of oversight of investment processes and performance, and compliance and controls. In coming to this conclusion, the Board considered the following factors, among others:

2
Following the Acquisition, Stone Harbor is expected to merge with and into an indirect wholly-owned subsidiary of Virtus to be known as Virtus Fixed Income Advisers, LLC (“VFIA”), and thereafter is expected to function as a division of that entity. Throughout these materials, references to Stone Harbor after the Acquisition are intended to indicate either Stone Harbor Investment Partners LP or the Stone Harbor division of VFIA, as appropriate.

•
Virtus’s operating model contemplates preserving the investment autonomy of Stone Harbor.

•
No changes to the Funds’ portfolio managers, investment objectives, investment strategies or investment processes are anticipated in connection with the Acquisition.

•
Virtus is a public company with a demonstrated track record and business model of successfully acquiring and integrating boutique asset managers.

•
Virtus uses well established service providers to service the Virtus-Advised Funds and intends to transition the Funds to those service providers in the ordinary course following the closing of the proposed Acquisition.

Description of the Current Investment Management Agreements
Stone Harbor currently serves as the investment adviser for each Fund pursuant to a Management Agreement (the “Current IMAs”). The Board, including a majority of the Independent Trustees, most recently approved the continuation of each Trust’s Current IMA in April 2021. With respect to EDF, the Current IMA, dated November 17, 2010 was last approved by the Fund’s Shareholders on November 16, 2010. With respect to EDI, the Current IMA, dated September 10, 2012, was last approved by the Fund’s Shareholders on September 13, 2012.
Services.   Under the terms of the Current IMAs, Stone Harbor, subject to the supervision of the Board, is obligated to furnish an investment program for the Funds, to determine what investments will be purchased, held, sold or exchanged by the Funds, to place orders for the purchase and sale of the Funds’ portfolio investments, and to manage, supervise and conduct the other affairs and business of the Funds and matters incidental thereto.
Compensation.   As compensation for Stone Harbor’s services rendered, each Fund pays Stone Harbor at the annual rate of 1.00% of the average daily value of the Fund’s managed assets, which equate to the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage), provided with respect to EDF that the fee does not exceed 1.50% of the Fund’s net assets.
In addition to the investment management fees paid by each Fund under its Current IMA as described above, each Fund currently directly bears expenses for other administrative services and costs outside of its Current IMA, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Funds. The fees and expenses for these services are currently included in each Fund’s total expenses and are borne by the Shareholders of the Fund.
Term/Termination/Amendment.   Each Current IMA took full force and effect as to the applicable Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board of Trustees, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) by a majority of the Independent Trustees). Each IMA can also be terminated without penalty at any time (i) by the applicable Fund (either by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of Trustees); or (ii) by Stone Harbor, in each case on 60 days’ written notice delivered to the other party. Additionally, each Current IMA terminates automatically in the event of its assignment (as defined in the 1940 Act). A Current IMA may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees of the applicable Fund.
If Proposals 2 and 3 are approved with respect to a Fund, the Fund’s Current IMA will be terminated in connection with the effectiveness of the Fund’s Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement. However, the Proposed Investment Advisory Agreements or Proposed Subadvisory Agreement approved pursuant to Proposals 2 and 3 will not be executed to terminate the Current IMA unless and until the Acquisition is completed. If the Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement are not approved, but Stone Harbor and Virtus proceed to closing the Acquisition, the closing will result in the termination of the Current IMA of the affected Fund(s) pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Fund(s).
Liability.   The Current IMA for each Fund provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Stone Harbor, or reckless disregard of its obligations and duties thereunder, Stone Harbor shall not be subject to any liability to the Fund, or to any shareholder thereof, for any act or omission in the course of, or connected with, rendering services under the Current IMA.
Description of the Proposed Investment Advisory Agreements
At meetings held on August 3, 2021, the Board of each Fund, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of the applicable Fund, the Proposed Investment Advisory Agreement between VAIA and each Fund, a form of which is attached to this Proxy Statement as Appendix A. The description of the Proposed Investment Advisory Agreements below is qualified in its entirety by reference to the actual terms of the form of agreement in Appendix A.
Services.   Pursuant to each Proposed Investment Advisory Agreement, VAIA shall provide to the Fund the below investment management services:
•
Investment research, advice and supervision;

•
An investment program for the Fund

•
consistent with applicable investment objectives, policies and procedures; and

•
designed to manage cash, cash equivalents and short-term investments for such Fund with respect to assets designated from time to time to be managed by a subadviser to such Fund;

•
Advice and assistance on the general operations of the Fund; and

•
Regular reports to the Trustees on the implementation of the Fund’s investment program. VAIA will also furnish at its own expense, or pay the expenses of each Fund for, the following:

•
Office facilities, including office space, furniture and equipment;

•
Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work);

•
Compensation and expenses, if any, of the Trustees who are also affiliated persons of VAIA or any of its affiliated persons; and

•
Any subadviser recommended by VAIA and appointed to act on behalf of each Fund.

VAIA need not provide personnel to perform, or pay the expenses of the Fund for, services customarily performed for a closed-end management investment company by its custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel.
Compensation.   Under each Proposed Investment Advisory Agreement, as compensation for VAIA’s services rendered, and for the facilities furnished and for the expenses borne by VAIA, the Fund will pay VAIA an advisory fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily value of the Fund’s managed assets, which equate to the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage), provided with respect to EDF that the fee does not exceed 1.50% of the Fund’s net assets. These rates are identical to the rates for each Fund described above under the Current IMAs.
Comparison of Current IMAs and the Proposed Investment Advisory Agreements
Fees and Expenses.   If Proposals 2 and 3 are approved by shareholders, there will be no changes in the rate of fees payable by either Fund for investment management services because the rate of fees payable under each Proposed Investment Advisory Agreement is identical to the rate of fees paid by the applicable Fund under its Current IMA with Stone Harbor. The tables in Appendix B set forth the total annual expenses incurred by each Fund during its most recent fiscal period (expressed as a percentage of net assets) and estimates of the pro forma total annual expenses that each Fund would have incurred during the same period if the Proposed Investment Advisory Agreement had been in place. The tables illustrate that the rate of investment advisory fees under the Proposed Investment Advisory Agreement applicable to each Fund would be the same as the rate of management fees currently payable by each Fund under its Current IMA. If the Proposed Investment Advisory Agreements and the expected related changes become effective, the Funds’ total operating expenses are expected to decrease from those in the period preceding the Acquisition as shown in Appendix B. However, in the event that such savings do not occur, VAIA has agreed to contractually limit each Fund’s expenses for two years from the date the Proposed Investment Advisory Agreement is effective, so that each Fund’s actual operating expenses attributable to the Common Shares of the Fund (excluding investment advisory fees paid to VAIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to Common Shares), after any waiver, reduction or reimbursement by VAIA or its affiliates) are no higher than they were in the period preceding the Acquisition.
The Proposed Investment Advisory Agreements are substantially similar to the Current IMAs. A summary of certain of the material differences between the Proposed Investment Advisory Agreements and the Current IMAs is included below. The following is intended to be an overview and is not intended to be a comprehensive description of all of the Proposed Investment Advisory Agreements’ terms.
No Material Differences in Compensation.
Under both the Current IMAs and the Proposed Investment Advisory Agreements, each Fund pays the same rate of fees, with such fees accruing daily and payable monthly. No fees are payable by the Funds under the Proposed Subadvisory Agreements. Accordingly, no material differences in the rate of fees payable by the Funds for investment advisory services are expected to result if Proposals 2 and 3 are approved, as proposed.
No Material Differences in Services.
Under both the Current IMAs and the Proposed Investment Advisory Agreements, the relevant investment adviser must furnish an investment program for the applicable Fund and assistance with the business affairs of the Fund. The Proposed Investment Advisory Agreements include additional details, including terms that specify that VAIA will perform certain other functions such as vote proxies for the Funds’ portfolio holdings and provide reporting to the Funds’ Board. While the Current IMAs generally do not have specific provisions covering these matters, Stone Harbor has historically performed these services and borne these costs within the scope of the performance of its duties under the Current IMAs.
Under both the Current IMAs and the Proposed Investment Advisory Agreements, subject to the approval of the Board, the relevant investment adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of the applicable agreement. In connection with the Acquisition and as described elsewhere in this proxy statement, VAIA intends to appoint Stone Harbor to serve as the Funds’ subadviser to perform, subject to VAIA’s oversight, portfolio management services for the Funds.
Material Differences in Other Terms.
The Proposed Investment Advisory Agreement will be governed under the laws of the state of establishment of each Fund, which is Massachusetts, and any suit, action or proceeding brought by any Shareholder would be brought exclusively in the courts of the Commonwealth of Massachusetts. The Current IMAs are silent as to the governing law and venue of any disputes. The Proposed Investment Advisory

Agreements also include a confidentiality clause whereby parties to the agreement shall treat all information and actions pertaining to the Funds as confidential. There are no confidentiality provisions under the Current IMAs.
Virtus-Advised Fund Comparisons.
Although VAIA manages other open-end and closed-end funds, VAIA does not manage any other funds or accounts that it has determined are substantially similar to the Funds.
Effective Date.
If the Proposed Investment Advisory Agreement is approved by Shareholders of a Fund, it will take effect concurrent with the termination of the Current IMA for that Fund. The actual effective date of the Proposed Investment Advisory Agreement for each Fund will be at a date and time mutually agreeable to the Fund, VAIA and Stone Harbor in order to effect an efficient transition for the Fund and its Shareholders.
Term/Termination/Amendment.
Each Proposed Investment Advisory Agreement, if approved by Shareholders, will remain in full force and effect, unless sooner terminated by the applicable Fund, for an initial two-year period and shall continue thereafter on an annual basis with respect to each Fund provided that (i) such continuance is specifically approved at least annually by either the Board or a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund; and (ii) the terms and any continuation of the Proposed Investment Advisory Agreement have been approved by a majority of the Trustees who are not parties or interested persons to each agreement, in a vote cast in person at a meeting called for such purpose (or otherwise, as consistent with applicable laws, regulations and related guidance and relief). Each Proposed Investment Advisory Agreement can also be terminated, without the payment of any penalty, at any time on 60 days’ written notice by either VAIA or the Fund, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by a vote of the Board. Additionally, each Proposed Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Liability.
Under both the Current IMAs and the Proposed Investment Advisory Agreements, the applicable investment adviser shall not be liable to the Fund or any Shareholder of the Fund, for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of the investment adviser’s duties under the agreement. Additionally, both the Current IMAs and the Proposed Investment Advisory Agreements expressly do not impose any personal liability upon any of the Trustees, Shareholders, or officers of each Fund.
Valuation.
On or about the effectiveness of the Agreements, the assets of each Fund will be valued in accordance with the same valuation procedures used by other registered funds advised by VAIA. There is one material difference between such valuation procedures and those currently used by the Funds. Currently, for purposes of determining a Fund’s net asset value, fixed income securities are typically priced at the mean of evaluated bid and ask prices provided by third-party pricing vendors on the valuation date. In contrast, on or about the effectiveness of the Agreements, the Funds will typically value fixed income securities at the last bid price provided by third-party pricing vendors. Accordingly, if the Agreements are approved by shareholders, it is expected that this difference will have a negative impact on the calculation of the net asset value of each Fund on or about the effectiveness of the Agreements, which may, in turn affect a Fund’s trading price and premium / discount. The impact of this change in valuation methodology may be material, subject to future market conditions. Notwithstanding the anticipated difference in the calculation of the net asset value per share, there will be no change in the underlying portfolios (other than in connection with on-going portfolio management) held by a Fund, therefore neither the market value of the securities in the underlying portfolios nor the actual investment income earned will be impacted.

Information about VAIA
Virtus Alternative Investment Advisers, Inc. is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is a wholly-owned subsidiary of Virtus Investment Partners, Inc., all of which are located at One Financial Plaza, Hartford, CT 06103. VAIA acts as the investment adviser for open-end funds. As of September 30, 2021, VAIA had approximately $335.0 million in assets under management.
The principal executive officers and directors of VAIA are as follows:
Michael A. Angerthal	Director, Executive Vice President and Treasurer
George R. Aylward	Director and President
Kevin J. Carr	Vice President and Assistant Secretary
Jennifer Fromm	Assistant Secretary
David G. Hanley	Senior Vice President and Assistant Treasurer
Wendy J. Hills	Director, Executive Vice President, General Counsel and Secretary
Chetram Persaud	Vice President and Chief Compliance Officer
Richard W. Smirl	Executive Vice President
Description of the Proposed Subadvisory Agreements
At meetings held on August 3, 2021, the Board of each Fund, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of the applicable Fund, the Proposed Subadvisory Agreement among VAIA, Stone Harbor and each Fund, a form of which is attached to this Proxy Statement as Appendix C. The description of the Proposed Investment Subadvisory Agreements below is qualified in its entirety by reference to the actual terms of the form of agreement in Appendix C.
Each Proposed Subadvisory Agreement calls for Stone Harbor to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to the Funds by Stone Harbor. No changes to the portfolio management team, the investment objectives, the principal investment strategies or the principal risks of the Funds are expected to occur as a result of the proposed Acquisition or in connection with the implementation of the Proposed Subadvisory Agreements. As investment adviser, VAIA would be responsible for overseeing Stone Harbor and its services.
Services.   Under each Proposed Subadvisory Agreement, the form of which is attached to this Proxy Statement as Appendix C, Stone Harbor would be obligated, subject always to the direction and oversight of the Boards of Trustees and VAIA, to furnish continuously an investment program for the Funds’ portfolios.
In providing sub-advisory services to a Fund, Stone Harbor shall be subject to the investment objectives, policies and restrictions of the Fund and as set forth in the Fund’s registration statement (the “Registration Statement”), as may be periodically amended and provided to Stone Harbor by VAIA, and to the investment restrictions set forth in the 1940 Act and the rules thereunder; to the supervision and control of the Board; and to instructions from VAIA. Stone Harbor shall not, without a Fund’s prior written approval, effect any transactions that would cause the applicable Fund(s) at the time of the transaction to be out of compliance with any of such restrictions or policies. VAIA agrees to provide Stone Harbor with such assistance as may be reasonably requested by Stone Harbor to facilitate Stone Harbor’s services under each Proposed Subadvisory Agreement, including, without limitation, providing information concerning the applicable Fund, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the applicable Fund’s affairs.
Fees.   The total advisory fee that each Fund pays to VAIA under the Proposed Investment Advisory Agreements will not change as a result of Proposals 2 or 3. Under the Proposed Subadvisory Agreement, VAIA will pay a subadvisory fee to Stone Harbor at the rate of 50% of the net advisory fee paid by the applicable Fund to VAIA. For this purpose, the “net advisory fee” is the advisory fee paid to VAIA, based on the Fund’s average daily managed assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which does not include reimbursement of VAIA for any expenses or recapture of prior waivers. The advisory fee rate for each Fund under the Proposed Investment Advisory Agreement before reimbursement of expenses and/or waivers is listed above and is the same as the advisory fee rate for each

Fund under the Current IMA. VAIA and Stone Harbor believe the subadvisory fee to be charged by Stone Harbor is reasonable in light of the subadvisory services to be provided to each Fund. The fees shall be prorated for any month during which the applicable Proposed Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to Stone Harbor, the managed assets of the applicable Fund shall be calculated as set forth in the then current Registration Statement of that Fund.
Effective Date.   If the Proposed Subadvisory Agreement is approved by Shareholders of a Fund, that Proposed Subadvisory Agreement will take effect with respect to the applicable Fund concurrent with the effectiveness of the Proposed Investment Advisory Agreement with respect to that Fund. The actual effective date of the Proposed Subadvisory Agreements will be at a date and time mutually agreeable to each Fund, VAIA and Stone Harbor, in order to effect an efficient transition for the Funds and their Shareholders.
Information about Stone Harbor
Stone Harbor Investment Partners LP, located at 31 West 52nd Street, 16th Floor, New York, NY 10019, is a global credit specialist, with deep experience navigating global fixed income markets for institutional investors. As of September 30, 2021, Stone Harbor had approximately $15 billion in assets under management.
Peter J. Wilby is a principal executive officer of Stone Harbor and a current Trustee of the Funds.
The following table identifies other funds with similar investment objectives to the Funds for which Stone Harbor serves as investment adviser or subadviser, the assets under management (AUM) for each such fund (or sleeve thereof, as applicable) as of September 30, 2021, and the rate of Stone Harbor’s compensation for serving as adviser or subadviser to each fund.
FUND	AUM	Fee
Stone Harbor Investment Funds – Stone Harbor Emerging Markets Debt Fund	$1,458.1 million	0.60%
Stone Harbor Investment Funds – Stone Harbor Emerging Markets Debt Allocation Fund	$18.5 million	0.70%
Stone Harbor Investment Funds – Stone Harbor Local Markets Fund	$135.1 million	0.75%
Boards’ Consideration of the Proposed Investment Advisory Agreements and Proposed Subadvisory Agreements
Review Process
Prior to the public announcement of the proposed Acquisition, representatives of Stone Harbor and Virtus discussed the proposed Acquisition and its impact on the Funds with the Independent Trustees of the Funds and their independent legal counsel. The Independent Trustees were advised that the proposed Acquisition, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Funds’ current advisory agreements with Stone Harbor. The Independent Trustees also were advised that, following the proposed Acquisition, it was proposed that each Fund enter into a Proposed Investment Advisory Agreement with VAIA and a Proposed Subadvisory Agreement among the Fund, VAIA and Stone Harbor (collectively, the “Proposed Agreements”).
The 1940 Act requires that the Boards request and evaluate, and that VAIA and Stone Harbor furnish, such information as may reasonably be necessary to evaluate the terms of the Proposed Agreements. The Independent Trustees began their formal review process on June 4, 2021, by preparing an extensive information request letter (the “Request for Information”), which sought a wide range of information the Independent Trustees believed would be necessary to evaluate the proposed Acquisition and its potential implications for the Funds and their shareholders, VAIA, Stone Harbor and the terms of the Proposed Agreements. The Independent Trustees were assisted in preparing the Request for Information by their independent legal counsel.
Virtus provided its responses to the Request for Information in advance of the board meeting held on July 27, 2021 (the “Regular Meeting”). At the Regular Meeting, the Independent Trustees discussed the Proposed Agreements, the proxy statement, and other materials related to those items supplied by Virtus, along with information supplied by Stone Harbor and Virtus related to the Acquisition. Senior representatives of Virtus attended the Regular Meeting to discuss with the Independent Trustees the proposed Acquisition and its expected implications for the Funds and their shareholders.
At a special Board meeting held on August 3, 2021, the Board, including a majority of the Independent Trustees, approved the Proposed Investment Advisory Agreement between each Fund and VAIA and each Proposed Subadvisory Agreement among each Fund, VAIA and Stone Harbor. At a separate meeting on October 20, 2021, the Board also approved interim advisory agreements (each, an “Interim Advisory Agreement” and together, the “Interim Advisory Agreements”) between each Fund and Stone Harbor. The Independent Trustees’ deliberations were made separately in respect of each Fund. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the entering into of the Proposed Agreements and Interim Agreements in private sessions with their counsel. Prior to voting, the Independent Trustees received a memorandum from their counsel discussing the legal standards for their consideration of the Proposed Agreements and the Interim Agreements. The Independent Trustees and the Board, in determining to approve the entering into of the Proposed Agreements and Interim Agreements, did not identify any particular factor that was all-important or controlling, and each Trustee attributed different weights to the various factors.
Materials Reviewed
During the course of each year, the Board and the Independent Trustees receive a wide variety of materials relating to the services provided by Stone Harbor, including, but not limited to, reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by Stone Harbor to the Funds.
In addition, the Board’s evaluation of the Proposed Agreements and Interim Agreements included consideration of the information provided in response to the Board’s information requests and in meetings with representatives of Virtus and the Virtus Funds as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current investment advisory agreements with Stone Harbor at a meeting held on April 21, 2021.
In the course of their deliberations regarding the Proposed Agreements and the Interim Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by VAIA, its affiliates and Stone Harbor, including the personnel who would be providing such services; Virtus’s financial condition; the proposed advisory and sub-advisory fees to be paid to VAIA and Stone Harbor, respectively; the anticipated profitability of the Funds to VAIA and its affiliates; and the direct and indirect benefits, if any, to be derived by VAIA and its affiliates from their relationship with the Funds.
The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees in evaluating the Proposed Agreements and the Interim Agreements.
Evaluation of the Proposed Agreements and the Interim Agreements
In evaluating the approval of the entering into of the Proposed Agreements and the Interim Agreements, the Board and the Independent Trustees also considered the following matters:
1.
Virtus’s and its affiliates’ reputation, experience, financial condition and resources;

2.
Virtus is a public company with a demonstrated track record and business model of successfully acquiring and integrating boutique asset managers;

3.
Virtus’s compliance resources and commitment to regulatory compliance;

4.
Virtus uses well established service providers to service the Virtus Funds and intends to transition the Funds to those service providers in the ordinary course following the closing of the proposed Acquisition;

5.
Virtus is expected to bring organizational breadth, depth and additional oversight to the Funds;

6.
Virtus is expected to bring a well-developed structure, experienced professionals and other resources to provide appropriate levels of oversight of investment processes and performance, and compliance and controls, including financial controls;

7.
The proposed Acquisition is expected to provide for the continuity of portfolio management for a period of at least three (3) years following the closing of the proposed Acquisition, as Virtus intends to enter into employment contracts with Messrs. Wilby and Craige and several other key individuals;

8.
Virtus’s operating model contemplates preserving the investment autonomy of Stone Harbor;

9.
Virtus and Stone Harbor have committed to maintaining the nature, quality and extent of services to be provided to the Funds following the closing of the proposed Acquisition;

10.
Stone Harbor’s expectation and stated intention is to continue to manage the Funds in accordance with each Fund’s current investment objective and principal investment strategies for the foreseeable future; and

11.
VAIA is agreeing to maintain the Funds’ current contractual advisory fee rates and to contractually limit the Funds’ expenses for at least two years after the closing of the Acquisition, which would benefit the Funds in the event their assets were to decline in the future or expected expense savings were not to materialize as expected, and Virtus has stated that its past practice has been to continue to maintain such expense limitation arrangements beyond the expiration of the two-year period.

Nature, extent and quality of the services under the Proposed Agreements and the Interim Agreements
In considering the nature, extent, and quality of the services to be provided to the Funds by VAIA and Stone Harbor under the Proposed Agreements and the Interim Agreements, as applicable, the Board and the Independent Trustees took into account information relating to VAIA’s and Stone Harbor’s operations and personnel. The Board and the Independent Trustees considered information provided by Virtus regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board and the Independent Trustees considered the expected impact, if any, of the proposed Acquisition on the operations, organization and personnel of Stone Harbor, and that Virtus and Stone Harbor have advised the Board and Independent Trustees that, following the closing of the proposed Acquisition, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders. The Board and the Independent Trustees considered the investment strategies Stone Harbor uses in managing the Funds and the performance of the Funds under Stone Harbor’s management. The Board and the Independent Trustees noted that the Funds’ current portfolio managers are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition. In this regard, the Board and the Independent Trustees took into account that Virtus intended to enter into employment contracts with Messrs. Wilby, Craige and several other key individuals which would become effective following the closing of the proposed Acquisition and would have a term of at least three (3) years. The Board and the Independent Trustees also took into account, as applicable, the benefits from the resources that VAIA and Virtus Fund Services, LLC (“VFS”) would bring to Stone Harbor and the Funds, as well as the benefits to Stone Harbor and each Fund of being part of a larger combined organization with greater financial resources. The Board and the Independent Trustees also considered information regarding the financial condition of Virtus, its experience as a fund sponsor and manager, strong client service capabilities, and relationships in the asset management industry.
In considering the management style and investment strategies that Stone Harbor would continue to use in managing the Funds, the Board and the Independent Trustees took into consideration certain comparative performance information for the Funds that was received in connection with the Funds’ most recent annual contract renewal, which occurred on April 21, 2021. The Board and the Independent Trustees took into account that it is not anticipated that there will be any changes to the Funds’ investment objectives or principal investment strategies as a result of the Acquisition. Given that the Funds’ current portfolio managers are expected to continue to be responsible for the day-to-day portfolio management of the Funds after the closing of the Acquisition and that no changes to the Funds’ investment objectives or principal investment strategies are anticipated as a result of the Acquisition, the Board determined that it was appropriate to consider certain comparative performance information that the Board had received in connection with the Funds’ most recent annual contract renewal in evaluating the quality of services to be provided to the Funds and their shareholders after the closing of the Acquisition. The Board and Independent Trustees concluded that each Fund’s performance supported approval of the entering into of the Proposed Agreements and the Interim Agreements. The Board and the Independent Trustees considered the oversight capabilities and resources that VAIA would bring to the portfolio management of the Funds.
Based on their review of the materials provided and the assurances they received from Virtus and Stone Harbor, the Independent Trustees determined that the Acquisition was not expected to affect adversely the nature, extent and quality of services provided to the Funds and the Acquisition was not expected to have an adverse effect on, and, indeed should reasonably be expected to enhance the ability of Stone Harbor to continue managing the Funds. The Board and the Independent Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by VAIA and Stone Harbor under the New Advisory Agreements and the Interim Agreements, as applicable.
Proposed Advisory Fees, Subadvisory Fees and Expenses
In considering each Fund’s proposed advisory and subadvisory fees and estimated net expenses, the Board and the Independent Trustees considered certain comparative fee and expense data that had been received in connection with the Funds’ most recent annual contract renewal. The Board and the Independent Trustees also considered pro forma information regarding the Funds’ fees and expenses following the closing of the Acquisition. The Board and the Independent Trustees also took into account that no changes in the Funds’ current advisory fees were being proposed in connection with the Acquisition and that Stone Harbor’s subadvisory fees would be paid out of the advisory fees. The Board and the Independent Trustees also took into account that VAIA had agreed to contractually limit each Fund’s expenses for at least two years following the closing of the Acquisition and that Virtus had stated that its past practice has been to continue to maintain such expense limitation arrangements beyond the expiration of the two-year period. Based upon the foregoing, the Board and the Independent Trustees concluded that the proposed advisory and subadvisory fees were reasonable in view of the quality of services to be received by the Funds from VAIA and Stone Harbor, respectively.
Anticipated Profitability and Possible Economies of Scale
Anticipated Profitability — In reviewing the anticipated profitability of the Funds to VAIA and its affiliates, the Board and the Independent Trustees considered the fact that an affiliate of VAIA would be providing administrative services to the Funds for which it would receive compensation. In this regard, Virtus provided an analysis of the Funds’ current net expenses and the Funds’ pro forma net expenses, which reflected the compensation to be received by VAIA and its affiliate for their provision of services to the Funds following the closing of the Acquisition. The Board and the Independent Trustees noted that the information provided by Virtus indicated that the Funds’ total operating expenses were expected to decrease from those in the period preceding the Acquisition, and that in the event that such savings did not occur, VAIA had agreed to contractually limit each Fund’s expenses for at least two years following the closing of the Acquisition, so that each Fund’s the actual operating expenses attributable to the Common Shares of the Fund (excluding investment advisory fees paid to VAIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to Common Shares), after any waiver, reduction or reimbursement by VAIA or its affiliates) are no higher than they were in the period preceding the Acquisition. The Board and the Independent Trustees also took into account financial information regarding Virtus and its affiliates with respect to its financial wherewithal to provide services to the Funds. The Board and the Independent Trustees also considered that Virtus and its affiliates would likely derive benefits in the form of increased assets under management and the expansion of the Virtus Funds’ lineup from their relationship with the Funds. Because VAIA would pay Stone Harbor’s subadvisory fees out of its advisory fees, the anticipated profitability of the Funds to Stone Harbor was not considered in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the Proposed Subadvisory Agreements.
Economies of Scale — The Board and the Independent Trustees reviewed the extent to which VAIA may realize economies of scale in managing the Funds. The Board and Independent Trustees considered the effect of each Fund’s size on its performance and expenses. The Board and the Independent Trustees took into account management’s discussion of the Funds’ estimated expenses following the closing of the Acquisition, noting that the expenses of each Fund were not expected to increase for at least two years following the closing of the Acquisition. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by VAIA, if any, with the Funds and their shareholders. Because VAIA would pay Stone Harbor’s subadvisory fees out of its advisory fees, the Board and the Independent Trustees did not consider the potential economies of scale from Stone Harbor’s management of the Funds in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the Proposed Subadvisory Agreements.
Conclusions
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Proposed Agreements and Interim Agreements, including the fees payable to VAIA and Stone Harbor, as applicable, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services to be provided to the Funds and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that the entering into of the Proposed Agreements and the Interim Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the entering into of the Proposed Agreements and the Interim Agreements and recommended that the Funds’ shareholders approve the Proposed Agreements.
Required Vote
Approval of each Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement requires the “affirmative vote of a majority of the outstanding shares” of the applicable Fund, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. The approval of these Proposals with respect to a Fund are not contingent upon the approval of the Proposals with respect to the other Fund. Furthermore, if the Shareholders of one or both Funds do not approve these Proposals, but, as is contemplated, Stone Harbor and Virtus proceed to closing of the Acquisition, the closing will result in the termination of the investment advisory agreement of the affected Fund(s) pursuant to the 1940 Act, so the Board will have to determine what action to take in the best interests of the Shareholders of the relevant Fund(s) for which the votes failed to ensure continued management of that (those) Fund(s). As discussed in more detail under Proposals 2 and 3, upon the Acquisition, which is expected to occur near year-end 2021, and following receipt of necessary regulatory approvals and the satisfaction of any other conditions to closing, the existing investment advisory agreement for each Fund will terminate, and the interim advisory agreement between the relevant Fund and Stone Harbor will continue in force for a period of up to 150 days. The fees payable under each interim advisory agreement are paid to an interest bearing escrow account, which will be released if the respective shareholders vote in favor of the Proposals.
THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH PROPOSED AGREEMENT FOR YOUR FUND.
ADDITIONAL INFORMATION
Independent Registered Public Accounting Firm
Deloitte, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending November 30,

2021. Deloitte acted as each Fund’s independent registered public accounting firm for the Funds’ fiscal year ended November 30, 2020. Neither Fund knows of any direct financial or material indirect financial interest of Deloitte in the respective Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.
Principal Accounting Fees and Services — EDF
The following table sets forth the aggregate fees billed by Deloitte for the EDF Fund’s last two fiscal years as a result of professional services rendered for:
(1)
Audit Fees for professional services provided by Deloitte for the audit of the EDF Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)
Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the EDF Fund’s financial statements and are not reported under “Audit Fees”;

(3)
Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4)
All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
$55,900	$69,900	$0	$0	$5,000	$5,890	$0	$0
Principal Accounting Fees and Services — EDI
The following table sets forth the aggregate fees billed by Deloitte for the EDI Fund’s last two fiscal years as a result of professional services rendered for:
(1)
Audit Fees for professional services provided by Deloitte for the audit of the EDI Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)
Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the EDI Fund’s financial statements and are not reported under “Audit Fees”;

(3)
Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4)
All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
$55,900	$69,900	$0	$0	$5,000	$5,890	$0	$0
The Funds’ Audit Committee Charter requires that the Audit Committees pre-approve all audit and permitted non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to Stone Harbor and the relevant Fund’s service providers controlling, controlled by or under common control with Stone Harbor (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the relevant Fund. The Audit Committees may delegate their responsibility to pre-approve any such audit and permissible non-audit services to the respective Chairman of the Audit Committee and the Chairman of the Audit Committee must report his decision(s) to such Audit Committee at its next regularly scheduled meeting after the Audit Committee Chairman’s pre-approval of such services. The Audit Committees may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committees’ pre-approval responsibilities to other persons (other than Stone Harbor or the relevant Fund’s officers). Pre-approval by the Audit Committees of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, Stone Harbor and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by such Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit and non-audit-related and tax services described above for which Deloitte billed the Funds for the fiscal years ended November 30, 2020 and November 30, 2019 were pre-approved by the Audit Committees.
All shares that are voted and vote to abstain will be counted towards establishing a quorum, as will broker non-votes, if any. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes (if any), which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum.
With respect to Proposal 1, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the election.
With respect to Proposals 2 and 3, abstentions and broker non-votes, if any, have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to any Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.
The Current Investment Adviser and Administrator
Stone Harbor Investment Partners LP is currently the investment adviser for each Fund, and its business address is 31 West 52nd Street, 16th Floor, New York, New York 10019.
ALPS Fund Services, Inc. is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Trustees, Executive Officers and Other Information
Stone Harbor and the Funds are unaware of any Trustee having any material interest, direct or indirect, in the Acquisition other than Peter J. Wilby, except to the extent that other Trustees own shares of the Funds or other funds advised or subadvised by Stone Harbor. Mr. Wilby serves as President and Chief Executive Officer of the Funds, and as Chairman of the Board of Trustees for the Funds. Mr. Wilby also is a controlling person of Stone Harbor and is employed by Stone Harbor as a portfolio manager for various investment vehicles advised or sponsored by Stone Harbor. As a result of his position with the Funds and Stone Harbor, and his compensation arrangements at Stone Harbor, Mr. Wilby has an interest in the Acquisition. In addition, Virtus and Mr. Wilby have entered into an employment contract with a duration of at least three (3) years which potentially entitles Mr. Wilby to additional ongoing compensation and other benefits directly or indirectly related to Fund matters.
Broker Non-Votes and Abstentions
For the purpose of the Proposals, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of each Fund will be informed of the voting results of the Meeting in the Funds’ next available shareholder report following the Meeting.
5% or Greater Shareholders
EDF
Common Shares(1)	Percentage of Shares Held	Total Shares Owned
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.02%	836,414
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
EDI
Common Shares(2)	Percentage of Shares Held	Total Shares Owned
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	15.713%	1,558,861
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

(1)
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)
The table above shows 5% or greater shareholders’ ownership of Common Shares known to the Funds as of August 31, 2021 with regards to EDI, and as of August 31, 2021 with regards to EDF. The information contained in this table is based on Schedule 13G filings made on or before October 21, 2021.

OTHER MATTERS TO COME BEFORE THE MEETING
The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
SHAREHOLDER PROPOSALS
To submit a shareholder proposal for a Fund’s 2022 annual meeting for inclusion in the Fund’s proxy statement and form of proxy, a shareholder is required to send a Fund a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by October 8, 2021. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2022 annual meeting (i.e, other than those to be included in the Fund’s proxy materials) not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which a Fund first mailed its proxy materials for the prior year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2022 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.
IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

INDEX OF APPENDICES
APPENDIX A	FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENTS
APPENDIX B	PRO FORMA FEES AND EXPENSES INFORMATION
APPENDIX C	FORM OF PROPOSED SUBADVISORY AGREEMENTS
APPENDIX D	FORM OF EXPENSE LIMITATION AGREEMENT

APPENDIX A
FORM OF PROPOSED ADVISORY AGREEMENTS
THIS AGREEMENT, effective as of the      day of        , 20     by and between [Stone Harbor Emerging Markets Income Fund/Stone Harbor Emerging Markets Total Income Fund], a Massachusetts business trust (the “Fund”), and [Virtus Alternative Investment Advisers, Inc., a Massachusetts corporation] (the “Adviser”).
WITNESSETH THAT:
1.   The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.
2.   The Adviser shall furnish continuously an investment program for the portfolio of the Fund and shall manage the investment and reinvestment of the assets of the portfolio of the Fund, subject at all times to the supervision of the Board of Trustees of the Fund (the “Trustees”).
3.   With respect to managing the investment and reinvestment of the portfolio of the Fund’s assets, the Adviser shall provide, at its own expense:
(a)
Investment research, advice and supervision;

(b)
An investment program for the Fund consistent with its investment objectives, policies and procedures;

(c)
Implementation of the investment program for the Fund including the purchase and sale of securities;

(d)
Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for the Fund with respect to assets designated from time to time to be managed by a subadviser to the Fund;

(e)
Advice and assistance on the general operations of the Fund; and

(f)
Regular reports to the Trustees on the implementation of the Fund’s investment program.

4.   The Adviser shall, for all purposes herein, be deemed to be an independent contractor.
5.   The Adviser shall furnish at its own expense, or pay the expenses of the Fund, for the following:
(a)
Office facilities, including office space, furniture and equipment;

(b)
Personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund’s assets (including those required for research, statistical and investment work);

(c)
Except as otherwise approved by the Board, personnel are to serve without direct compensation from the Fund as officers or agents of the Fund. The Adviser need not provide personnel to perform, or pay the expenses of the Fund for, services customarily performed for a closed-end management investment company by its administrator, underwriter(s), custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

(d)
Compensation and expenses, if any, of the Trustees who are also affiliated persons of the Adviser or any subadviser or any of their affiliated persons; and

(e)
Any subadviser recommended by the Adviser and appointed to act on behalf of the Fund.

6.   All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Fund. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser, any subadviser or any of their affiliated persons, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its underwriter(s) pursuant to an agreement with the Fund), expenses of printing and mailing share certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission to the extent required by law, listing its shares on any exchange, and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders to the extent required by law. Additionally, if authorized by the Trustees, the Fund shall pay for extraordinary expenses and expenses of a nonrecurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.
7.   The Adviser shall adhere to all applicable requirements under laws, regulations, rules and orders of regulatory or judicial bodies and all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:
(a)
Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent “access persons” (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Fund’s Compliance Officer.

(b)
Policy with Respect to Portfolio Transactions. The Adviser shall have full trading discretion in selecting broker-dealers for Fund transactions on a day to day basis so long as each selection is in conformance with applicable Fund policies and procedures. Such discretion shall include use of “soft dollars” for certain broker and research services, also in conformance with the Fund’s Policy with Respect to Portfolio Transactions. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

(c)
Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary by the Trustees and in a manner consistent with the Fund’s Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Fund. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by the Fund. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Fund then in effect or approved by the Fund, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Fund may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Fund with quarterly proxy voting reports in such form as the Fund may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

(d)
Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Fund’s Valuation Procedures. The Adviser may delegate the responsibilities under this section to a Subadviser of the Fund.

8.   For providing the services and assuming the expenses outlined herein, the Fund agrees that the Adviser shall be compensated as follows:
(a)
[With respect to EDI: The Fund shall pay a fee computed and paid monthly at the annual rate of 1.00% of the average daily managed assets of the Fund.][With respect to EDF: The Fund shall pay a fee computed and paid monthly at the annual rate of 1.00% of the average daily managed assets of the Fund, provided that the fee does not exceed 1.50% of the Fund’s net assets.] For the purposes of this section, “managed assets” means the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “managed assets”, the liquidation preference of any preferred shares outstanding shall not be considered a liability. The average daily managed assets of the Fund shall be determined by taking an average of all of the determinations of such amount during such month at the close of business on each business day during such month while this Agreement is in effect.

(b)
Compensation shall accrue immediately upon the effective date of this Agreement.

(c)
If there is termination of this Agreement during a month, the Fund’s fee for that month shall be proportionately computed upon the average of the daily net managed asset values of the Fund for such partial period in such month.

9.   The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Fund, the Adviser and any such agent.
10.   The Adviser shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.
11.   It is understood that:
(a)
Trustees, officers, employees, agents and shareholders of the Fund are or may be “interested persons” of the Adviser as directors, officers, shareholders or otherwise;

(b)
Directors, officers, employees, agents and stockholders of the Adviser are or may be “interested persons” of the Fund as Trustees, officers, shareholders or otherwise; and

(c)
The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12.   This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, for a period of two years. This Agreement shall continue thereafter on an annual basis provided that (a) such continuance is approved at least annually by either the Trustees or by a “vote of the majority of the outstanding voting securities” of the Fund and (b) the terms and any continuation of this Agreement have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any such party cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval.
Any approval of this Agreement by a vote of the holders of a “majority of the outstanding voting securities” of the Fund shall be effective to continue this Agreement notwithstanding (a) that this Agreement has not been approved by a “vote of a majority of the outstanding voting securities” of the Fund affected thereby and (b) that this Agreement has not been approved by the holders of a “vote of a majority of the outstanding voting securities” of the Fund, unless either such additional approval shall be required by any other applicable law or otherwise.
13.   The Fund may terminate this Agreement upon 60 days’ written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or by a “vote of the majority of the outstanding voting securities” of the Fund. The Adviser may terminate this Agreement upon 60 days’ written notice to the Fund, without the payment of any penalty. This Agreement shall immediately terminate in the event of its “assignment”.
14.   The terms “majority of the outstanding voting securities”, “interested persons” and “assignment”, when used herein, shall have the respective meanings in the Investment Company Act.
15.   In the event of termination of this Agreement, or at the request of the Adviser, subject to applicable regulatory requirements in each case, the Fund will eliminate all reference to “Virtus” from its name, and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Fund will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof. If the Adviser chooses to withdraw the Fund’s right to use the word “Virtus,” it agrees to submit the question of continuing this Agreement to a vote of the Fund’s shareholders at the time of such withdrawal.
16.   It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by the President of the Fund, acting as such; neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Declaration of Trust.
17.   This Agreement does not benefit any third-party not expressly named in the Agreement. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.
18.   Unless the parties hereto mutually consent in writing to the selection of an alternative forum, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement, or any claim of any nature against the Fund, the Trustees or officers of the Fund, shall be brought exclusively in a federal or state court located within the Commonwealth of Massachusetts (and the appropriate appellate courts therefrom).
19.   Subject to the duty of the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund that may be named, and the actions of the Adviser and the Fund in respect thereof.
20.   In the case of class action suits involving securities held in the Fund’s portfolio, the Adviser may include information about the Fund for purposes of participating in any settlements.
21.   A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.
[STONE HARBOR EMERGING MARKETS INCOME FUND/STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND]
By:

Name:
Title:
[VIRTUS ALTERNATIVE INVESTMENT
ADVISERS, INC.]
By:

Name:
Title:

APPENDIX B
PRO FORMA FEES AND EXPENSES INFORMATION
The purpose of the tables below is to assist you in understanding your Fund’s annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) both under your Fund’s current arrangements (Current Investment Management Agreement) and assuming all of the Proposals are approved and the Acquisition is effected (Proposed Investment Advisory Agreement and Proposed Subadvisory Agreement), as described in the foregoing proxy statement. The tables set forth below are based on the Funds’ assets under management as of the Fund’s most recent fiscal period (from December 31, 2020 to May 31, 2021) and provide an estimate of the pro forma total annual expenses that each Fund would have incurred during that period had the Proposed Investment Advisory Agreement been in effect, and the Acquisition had occurred, at the beginning of that period. The actual fees and expenses you may bear may differ.
	NET ASSETS
	EDF			EDI
	Current Expenses	Pro Forma Expenses		Current Expenses	Pro Forma Expenses
Advisory Fees	1.37%	1.37%	Advisory Fees	1.42%	1.42%
Admin Fees	0.00%	0.14%	Admin Fees	0.00%	0.14%
Other Expenses	0.58%	0.27%	Other Expenses	0.69%	0.33%
Interest Expense	0.44%	0.44%	Interest Expense	0.48%	0.48%
Total Expenses	2.39%	2.22%	Total Expenses	2.59%	2.37%
	MANAGED ASSETS
	EDF			EDI
	Current Expenses	Pro Forma Expenses		Current Expenses	Pro Forma Expenses
Advisory Fees	1.00%	1.00%	Advisory Fees	1.00%	1.00%
Admin Fees	0.00%	0.10%	Admin Fees	0.00%	0.10%
Other Expenses	0.43%	0.20%	Other Expenses	0.49%	0.23%
Interest Expense	0.32%	0.32%	Interest Expense	0.34%	0.34%
Total Expenses	1.75%	1.62%	Total Expenses	1.83%	1.67%

APPENDIX C
FORM OF PROPOSED SUBADVISORY AGREEMENTS
[Date]
[Stone Harbor]
RE: Subadvisory Agreement
Ladies and Gentlemen:
[Stone Harbor Emerging Markets Income Fund/Stone Harbor Emerging Markets Total Income Fund] (the “Fund”) is a closed-end investment company of the type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.
Virtus Alternative Investment Advisers, Inc. (the “Adviser”) evaluates and recommends advisers for the Fund and is Responsible for the day-to-day management of the Fund.
1)
Appointment as a Subadviser.   The Adviser, being duly authorized, hereby appoints [Stone Harbor] (the “Subadviser”) as a discretionary adviser to invest and reinvest the assets of the Fund on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2)
Acceptance of Appointment; Standard of Performance.   The Subadviser accepts its appointment as a discretionary adviser of the Fund and agrees, subject to the oversight of the Board of Trustees of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.

3)
Services of Subadviser.   In providing management services to the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund and as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (the “Registration Statement”), as such investment objectives, policies and restrictions have been or may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies.

4)
Transaction Procedures.   All transactions for the Fund shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5)
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

a)
In placing orders for the sale and purchase of securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

b)
The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

c)
The Subadviser shall not execute any transactions for the Fund with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Fund; (ii) the Adviser; (iii) the Subadviser or any other subadviser to the Fund; (iv) a principal underwriter of the Fund’s shares; or (v) any other affiliated person of the Fund, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly- issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

d)
Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6)
Proxies and Other Shareholder Actions.

a)
Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Fund. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-2 for inclusion in the Registration Statement of the Fund. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.
b)
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by the Fund in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Fund. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time by the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

7)
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Fund, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Fund or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.
8)
Information and Reports.

a)
The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

b)
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

c)
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Fund required for any shareholder report, or any other disclosure document to be filed by the Fund with the SEC.

d)
The Subadviser shall promptly notify the Adviser and the Fund in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Fund.

9)
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10)
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Fund unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.
11)
Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Fund pursuant to this Agreement, and (ii) include performance statistics regarding the Fund in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12)
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13)
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

a)
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

b)
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

c)
It will maintain, keep current and preserve on behalf of the Fund, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

d)
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.
e)
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

f)
The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.

g)
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

h)
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Fund or if there is an actual or expected change in control or management of the Subadviser.

14)
No Personal Liability.   A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of the Fund pursuant to this instrument (if any) are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15)
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, and E, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates.

16)
Effective Date; Term.   This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, for an initial period of two years. This Agreement shall continue thereafter from year to year only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Fund or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the trustees who are not interested persons of the Fund (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17)
Termination.

a)
This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

b)
This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18)
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19)
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20)
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

a)
To the Adviser or the Fund at:

[Stone Harbor Emerging Markets Income Fund/Stone Harbor Emerging Markets Total
Income Fund/Virtus Alternative Investment Advisers, Inc. ]
One Financial Plaza
Hartford, CT 06103
Attn: Legal Counsel
b)
To the Subadviser at:

[Stone Harbor]
31 West 52nd Street
New York, New York 10019
Attn: [                 ]
21)
Certifications.   The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement (if any), the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Fund for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Fund (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22)
Indemnification.

a)
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.
b)
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

c)
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

d)
No party will be liable to another party for consequential damages under any provision of this Agreement.

23)
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

24)
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

[STONE HARBOR EMERGING MARKETS INCOME FUND/STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND]
By:

Name:
Title:
VIRTUS ALTERNATIVE INVESTMENT ADVISERS, INC.
By:

Name:
Title:
ACCEPTED:
[STONE HARBOR INVESTMENT PARTNERS LP]
By:

Name:
Title:
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Fund’s service providers, including: the custodian of the Fund’s assets, as identified to the Subadviser by the Fund from time to time (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), the accounting agent of the Fund, as identified to the Subadviser by the Fund from time to time (the “Accounting Agent”), any prime broker used by the Subadviser with respect to the Fund’s assets (the “Prime Broker”) and all other Counterparties/Brokers as required.
The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.
The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same- day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Fund except as specifically approved by the Fund and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report VAIA access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Fund.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Fund by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Fund,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of securities and such other information as is appropriate to support the authorization.*

*
Such information might include:   current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.
Records as necessary under Board-approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

SCHEDULE C
SUBADVISORY FEE
For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to [  ]% of the net advisory fee, calculated as follows:
1.
The total expenses of the Fund will be calculated in accordance with the terms of its most recent prospectus, including application of the gross advisory fee.

2.
Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.
The net advisory fee will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.
In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing [  ]% of the assumed amount.

5.
If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Fund’s assets, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Fund assets in accordance with the then prevailing Prospectus and Statement of Additional Information or other applicable disclosure documents or policies of the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available [or considered “illiquid” for the purposes of complying with the Funds limitation on acquisition of illiquid securities]; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Fund’s investment program, including, without limitation, analysis of Fund’s performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board;

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise; and

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR Certification for the [Name of Fund].

From:
[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR. [Name of Fund].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR for the Fund.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Fund, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.
The subadviser has disclosed to the Adviser or the Fund any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Fund named above and may not be relied upon by any other fund or entity. The Subadviser does not maintain the official books and records of the Fund named above. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.
[Name of Subadviser] [Name of Authorized Signer] [Title of Authorized Signer]	Date

APPENDIX D
FORM OF EXPENSE LIMITATION AGREEMENT
[                 ] Fund
(“[ticker]” or the “Fund”)
101 Munson Street, Suite 104
Greenfield, MA 01301
[date]
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103
Ladies and Gentlemen:
Virtus Alternative Investment Advisers, Inc. (“Virtus”) and [ticker], as parties to this Expense Limitation Agreement (the “Agreement”), dated as of [date], hereby agree as follows:
1.   The Fund is a closed-end management investment company with a single investment portfolio.
2.   Pursuant to an Investment Advisory Agreement between the Fund and Virtus dated on or after the date hereof (as from time to time in effect, the “Advisory Agreement”), the Fund has retained or will retain Virtus to provide the Fund and the Fund’s shareholders with investment management services.
3.   With respect to each the common shares of the Fund (the “Common Shares”)), as used in this Agreement:
(a)   “Attributable Operating Expenses” means the actual operating expenses attributable to the Common Shares, excluding investment advisory fees paid to Virtus, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to Common Shares), prior to any waiver, reduction or reimbursement by Virtus under this Agreement, but after any waiver, reduction or reimbursement by Virtus or its affiliates under any other agreement, including, without limitation, any investment advisory fee waiver agreement or administrative fee waiver agreement;
(b)   “Effective Operating Expenses” means the actual operating expenses attributable to the Common Shares, excluding investment advisory fees paid to Virtus, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to Common Shares), after any waiver, reduction or reimbursement by Virtus or its affiliates under this Agreement or under any other agreement;
(c)   “Expense Limit” means the “Expense Limit” listed for the Common Shares on Schedule A hereto.
(d)   “Annual Excess Amount” means the extent to which the annual Attributable Operating Expenses for a fiscal year (or portion thereof if the Fund commenced operations during the course of such fiscal year) exceed the Expense Limit; and

(e)    “Underlying Fund Expenses” means any fees and expenses incurred indirectly by the Fund as a result of investment by the Fund in shares of one or more “investment companies” (within the meaning of the 1940 Act (defined below)) or entities that would be “investment companies” but for the exceptions from that definition provided for in sections 3(c)(1) and 3(c) (7) of the 1940 Act.
4.   Each month, the Attributable Operating Expenses of the Common Shares for such month shall be annualized as of the last day of the month. Until the Expense Limitation Expiration Date as specified in Schedule A, if such annualized Attributable Operating Expenses exceed the Expense Limit, Virtus shall waive, reduce or reimburse the management fee it is entitled to receive from the Fund under the Advisory Agreement or otherwise reimburse Fund expenses for that month by an amount such that the annualized Effective Operating Expenses of the Common Shares for such month equal the Expense Limit.
5.   If in any month during which the Advisory Agreement is in effect, the annualized Attributable Operating Expenses of the Common Shares are less than the Expense Limit, then Virtus will be entitled to reimbursement by the Fund of any or all management fees previously waived, reduced or reimbursed by Virtus or other expenses reimbursed with respect to the Common Shares (the “Aggregate Reimbursement Amount”) pursuant to this Agreement and not subsequently reimbursed to Virtus pursuant to this paragraph, to the extent that the Attributable Operating Expenses of the Common Shares for such month plus the amount so reimbursed, when annualized, does not exceed the lower of the Expense Limit of such Common Shares in effect at the time of the applicable waiver or reimbursement by Virtus and any Expense Limitation in effect at the time of such recoupment; provided, however, that no amount would be reimbursed by the Fund more than three years after the date on which it was incurred or waived by Virtus; and provided, further, that the amount of any such reimbursement shall in no event exceed the Aggregate Reimbursement Amount of the Common Shares. Amounts eligible for recoupment by Virtus will be deemed reimbursed in the order in which amounts were waived, reduced or reimbursed by Virtus.
6.   As necessary, and subject to any reimbursements made pursuant to paragraph 5 of this Agreement, on or before the last day of the first month of each fiscal year of the Fund, an adjustment payment shall be made by Virtus or the Fund such that the amount of the management fees or other expenses waived, reduced or reimbursed by Virtus pursuant to this Agreement with respect to such Common Shares during the previous fiscal year shall equal the Annual Excess Amount, if any, for such previous fiscal year.
7.   This Agreement has an initial term through [a date that is at least two years from effectiveness], and shall apply for each fiscal year thereafter so long as it is in effect. After the end of the initial term, this Agreement shall automatically renew for one-year terms unless Virtus provides written notice to the Fund at the above address of the termination of this Agreement, which notice shall be received by the Fund at least thirty (30) days’ prior to the end of the then-current term. In addition, this Agreement may be terminated by the Fund, upon ninety (90) days’ prior written notice to Virtus at its principal place of business.
8.   Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Fund’s Agreement and Declaration of Trust, as amended or supplemented from time to time (the “Declaration of Trust”) or Bylaws, as amended or supplemented from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or that relieves or deprives the Fund’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund.
9.   Any term or provision of this Agreement, including but not limited to the advisory fee, the computations of net asset values and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), has the same meaning as in the Advisory Agreement and the 1940 Act, as applicable, unless otherwise specified herein, and any question of interpretation of such term or provision will be resolved by reference to the Advisory Agreement and the 1940 Act, as applicable.
10.   If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not be affected thereby.
11.   A copy of the Fund’s Declaration of Trust is on file with the Secretary of State of [The Commonwealth of Massachusetts] and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.
If the foregoing correctly sets forth the agreement between the Fund and Virtus, please so indicate by signing and returning to Virtus the enclosed copy hereof.
Very truly yours,
[                 ] FUND
By:

Name: W. Patrick Bradley
Title:   Executive Vice President
ACCEPTED AND AGREED TO:
VIRTUS ALTERNATIVE INVESTMENT
ADVISERS, INC.
By:

Name: Richard W. Smirl
Title:  Executive Vice President

SCHEDULE A
(updated as of [                 ], 2021)
Fund Name	Expense Limit	Expense Limitation Expiration Date
[Fund Name]	[ ]%	[date]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. STONE HARBOR EMERGING MARKETS INCOME FUND PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 27, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Income Fund (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on January 27, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on January 27, 2022 at 3:00 p.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

EDF_31852_012721 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on January 27, 2022. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/alp-31852 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. Election of twelve Nominees for Trustee: 01. Donald C. Burke 02. Sarah E. Cogan 03. Deborah A. DeCotis 04. F. Ford Drummond 05. Sidney E. Harris 06. John R. Mallin 07. Connie D. McDaniel 08. Philip R. McLoughlin 09. Geraldine M. McNamara 10. R. Keith Walton 11. Brian T. Zino 12. George R. Aylward INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. Approval of Investment Advisory Agreement with Virtus Alternative Investment Advisers, Inc. 3. Approval of Subadvisory Agreement with Stone Harbor 4. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EDF 31852 M xxxxxxxx / /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 27, 2022 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Total Income Fund (the “Fund”) which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on January 27, 2022 at 3:00 p.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on January 27, 2022 at 3:00 p.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

EDI_31852_012721 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

ACTIVE/113440927.1 FOR WITHHOLD FOR ALL ALL ALL EXCEPT FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on January 27, 2022. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/alp-31852 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. 1. Election of twelve Nominees for Trustee: 01. Donald C. Burke 02. Sarah E. Cogan 03. Deborah A. DeCotis 04. F. Ford Drummond 05. Sidney E. Harris 06. John R. Mallin 07. Connie D. McDaniel 08. Philip R. McLoughlin 09. Geraldine M. McNamara 10. R. Keith Walton 11. Brian T. Zino 12. George R. Aylward INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. Approval of Investment Advisory Agreement with Virtus Alternative Investment Advisers, Inc. 3. Approval of Subadvisory Agreement with Stone Harbor 4. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EDI 31852 M xxxxxxxx / /